Exhibit 99.1

News Release

Ritchie Bros. and IronPlanet Secure Unconditional Antitrust Clearance from the U.S. Department of Justice; Acquisition is Expected to Close in the Next Few Weeks

Historic acquisition is expected to transform the company and industry through complementary brands, innovative digital technology, product offerings in multiple channels and expanded global reach

•	Unprecedented customer choice through multi-channel product offerings for used equipment sellers and buyers
•	Combined company will leverage Ritchie Bros. unique business model and financial strength with IronPlanet’s online expertise and powerful inspection system to further solidify position as the premier global asset management and disposition company
•	New organization, led by veteran CEO Ravi Saligram, will bring together two strong management teams with complementary strengths and unique skill sets to accelerate growth
•	Ritchie Bros. will become Caterpillar’s preferred global partner for live onsite and online auctions of used equipment through a strategic alliance

VANCOUVER, B.C. and PLEASANTON, CA, May 18, 2017 – Ritchie Bros., the world’s largest heavy equipment auctioneer and provider of end-to-end services (NYSE & TSX: RBA), today announced the receipt of unconditional antitrust clearance from the U.S. Department of Justice for the proposed acquisition of IronPlanet®, a leading online marketplace for heavy equipment and other durable assets. Ritchie Bros. outstanding brand reputation and high degree of customer trust, coupled with IronPlanet’s digital prowess built on user friendly technology, will provide multiple product and channel offerings.

“Over the last three years, we’ve been successfully executing on a multi-channel diversification strategy to ensure that the company stays relevant and strong in a changing environment. In IronPlanet, we found a company that allows us to continue our rich history of innovation and gives us the tools and talent to transform into a digital information and insights powerhouse,” said Ravi Saligram, Ritchie Bros. CEO. “The missions of our companies are aligned: deliver maximum choice and value to our customers. We look forward to bringing our combined pride and passion together under one umbrella to accelerate our growth initiatives and add shareholder value.”

Greg Owens, IronPlanet chairman and CEO added, “The management team and employees of IronPlanet are enthusiastic about joining forces with Ritchie Bros. – the possibilities are endless when you merge brand strength with technology. We are inspired by the vision of leading a digital transformation in the industry.”

The anticipated benefits of Ritchie Bros.’ acquisition of IronPlanet are extensive and make a positive impact on the business internally and externally. Highlights include:

1) Pioneer a path into the future. Ritchie Bros. is a forward-thinking, growth-focused company that never stops innovating. By continuing to invest in technology and providing end-to-end support solutions, the company will continue to set a benchmark for equipment values across the globe.

2) Maximize opportunity for customers. The acquisition of IronPlanet is intended to provide the highest quality choices in asset disposition to best serve customers. The acquisition is the next step in Ritchie Bros.’ diversification and multichannel strategy. As a successful player in the marketplace for nearly 60 years, Ritchie Bros.’ unique business model and heritage of extraordinary customer relationships make it a leader in the industry.

News Release

3) Caterpillar Alliance. Ritchie Bros. also enters into a historic, long-term strategic alliance with Caterpillar, which will significantly strengthen its relationship with Caterpillar’s independent dealers around the world by providing enhanced and continued access to a global auction marketplace to sell their used equipment.

The transaction is expected to close in the next few weeks. A new organizational structure will be announced after closing.

Ritchie Bros. and IronPlanet first announced the acquisition in August 2016: http://prn.to/2pMuZFC.

About Ritchie Bros.:

Established in 1958, Ritchie Bros. (NYSE and TSX: RBA) is the world’s largest industrial auctioneer, and one of the world’s largest sellers of used equipment for the construction, transportation, agriculture, energy, mining, forestry and other industries. Ritchie Bros.TM asset management and disposition solutions include live unreserved public auctions with on-site and online bidding; EquipmentOneTM, an online auction marketplace; Mascus, a global online equipment listing service; private negotiated sales through Ritchie Bros. Private Treaty; and a range of ancillary services, including financing and leasing through Ritchie Bros. Financial Services. Ritchie Bros. has operations in 19 countries, including 45 auction sites worldwide. Learn more at rbauction.com, EquipmentOne.com, mascus.com, rbauction.com/privatetreaty and rbauction.com/financing.

About IronPlanet:

IronPlanet is a leading online marketplace for selling and buying used equipment and other durable assets and an innovative participant in the multi-billion dollar used equipment market. Founded in 1999 to transform the global used equipment market, IronPlanet has built a database of more than 1.5 million registered users worldwide. IronPlanet connects buyers and sellers of used equipment with its exclusive IronClad Assurance® equipment condition certification and family of brands, including IronPlanet®, GovPlanet®, TruckPlanet®, Cat Auction Services, Kruse Energy & Equipment AuctioneersSM, allEquip® and Asset Appraisal ServicesSM. IronPlanet is backed by Accel Partners, Kleiner Perkins Caufield & Byers, Caterpillar and Volvo. For more information, visit www.ironplanet.com.

Caution Regarding Forward-Looking Statements:

This news release contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities legislation (collectively, “forward-looking statements”), including, in particular, statements regarding the terms and potential benefits of the proposed transaction between Ritchie Bros. and Caterpillar, the terms and conditions of the proposed IronPlanet transaction, the expected timetable for completing the IronPlanet transaction, benefits and synergies of the IronPlanet transaction, future opportunities for the combined businesses of Ritchie Bros. and IronPlanet, future financial and operational results and any other statements regarding events or developments that Ritchie Bros. believes or anticipates will or may occur in the future. Forward-looking statements are statements that are not historical facts and are generally, although not always, identified by words such as “expect”, “plan, “anticipate”, “project”, “target”, “potential”, “schedule”, “forecast”, “budget”, “estimate”, “intend” or “believe” and similar expressions or their negative connotations, or statements that events or conditions “will”, “would”, “may”, “could”, “should” or “might” occur. All such forward-looking statements are based on the opinions and estimates of management as of the date such statements are made. Forward-looking statements necessarily involve assumptions, risks and uncertainties, certain of which are beyond Ritchie Bros.’ control, including risks and uncertainties related to: general economic conditions and conditions affecting the industries in which Ritchie Bros., IronPlanet and Caterpillar operate; each of Ritchie Bros.’ and IronPlanet’s ability to satisfy the merger agreement conditions and consummate the transaction on the anticipated timetable, or at all; Ritchie Bros.’ ability to successfully integrate IronPlanet’s operations and employees with Ritchie Bros.’ existing business; the ability to realize anticipated growth, synergies and cost savings in the IronPlanet transaction; the maintenance of important business relationships; the effects of the IronPlanet transaction on relationships with employees, customers, other business partners or governmental entities; transaction costs; deterioration of or instability in the economy, the markets we serve or the financial markets generally; as well as the risks and uncertainties set forth in Ritchie Bros.’ Annual Report on Form 10-K for the year ended December 31, 2016, which is available on the SEC, SEDAR, and Ritchie Bros.’ website. The foregoing list is not exhaustive of the factors that may affect Ritchie Bros.’ forward-looking statements. There can be no assurance that forward-looking statements will prove to be accurate, and actual results may differ materially from those expressed in, or implied by, these forward-looking statements. Forward-looking statements are made as of the date of this news release and Ritchie Bros. does not undertake any obligation to update the information contained herein unless required by applicable securities legislation. For the reasons set forth above, you should not place undue reliance on forward-looking statements.

News Release

Contacts:

Ritchie Bros.:

Erwyn Naidoo

Investor Relations

Phone: 1-778-331-5219

Email: enaidoo@rbauction.com

Ian Malinski

Corporate Communications

Phone: 1-778-331-5432

Email: imalinski@rbauction.com

Media Contact:

Diana Dixon

KemperLesnik

Phone: 419-297-0222

Email: diana.dixon@kemperlesnik.com

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